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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): JUNE 16, 1999


                            MCII HOLDINGS (USA), INC.
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             (Exact name of Registrant as specified in its charter)

DELAWARE                            333-08871                         86-0830781
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(State or other             (Commission File Number)               (IRS Employer
  jurisdiction of                                                 Identification
  incorporation)                                                      Number)

10 EAST GOLF ROAD, DES PLAINES, ILLINOIS                                60016
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(Address of principal executive offices)                              (Zip Code)

                                 (847) 299-9900
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS

                  Reference is made to the press release of Consorcio G Grupo Dina, S.A. de C.V., a Mexican corporation ("Grupo Dina") and its wholly-owned subsidiary, MCII Holdings (USA), Inc., a Delaware corporation ("MCII Holdings"), dated June 16, 1999 attached hereto as Exhibit 99.1 (the "Press Release") and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits. The following exhibit is filed as a part of this report:

         Number                             Description
         ------                             -----------

         99.1                               Press release issued by Grupo Dina
                                            and MCII Holdings June 16, 1999


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            MCII HOLDINGS (USA), INC.,
                                            a Delaware corporation

Date: June 22, 1999                         By: /s/ Michael L. Graham
                                               -----------------------
                                            Name: Michael L. Graham
                                            Title: Chief Accounting Officer


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                                INDEX TO EXHIBITS

Exhibit No.                     Description
----------                      -----------
  99.1                          Press release issued by Grupo Dina and MCII
                                Holdings June 16, 1999

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